                                                             EXHIBIT FOR ITEM 24

                                  CONTROL LIST

     The Registrant, American National Investment Accounts, Inc., is advised and managed by Securities Management and Research, Inc. ("SM&R"), a Florida corporation and registered investment adviser and broker-dealer. SM&R is a wholly-owned subsidiary of American National Insurance Company, a Texas insurance company. Also, SM&R and American National Insurance Company own stock in the company. The Libbie Shearn Moody Trust owns approximately 37.46% of the outstanding stock of American National Insurance Company. The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 23.6% of the outstanding stock of American National Insurance Company.

     The Trustees of The Moody Foundation are Mrs. Frances Moody Newman, Robert
L. Moody and Ross Rankin Moody. Robert L. Moody is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company. Robert L. Moody has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, a Director and controlling shareholder.

     The Moody National Bank of Galveston is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.6% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc. owns approximately 97% of the outstanding shares of The Moody National Bank of Galveston. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc. The Three R Trusts, trusts created by Robert L. Moody for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

     The Moody Foundation owns 33.0% and the Libbie Shearn Moody Trust owns 51.0% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation has the following wholly-owned subsidiaries, listed in alphabetical order:

       Gal-Tenn Hotel Corporation                     LHH Hospitality, Inc.
       Gal-Tex Management Company                     1859 Historic Hotels, Ltd.
       Gal-Tex Woodstock, Inc.                        1859 Beverage Company
       Gal-Tex Hospitality Corporation
       Gal-Tex Management Hospitality Company

     American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

ENTITY:  Alamo Quarry Market, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC, Inc. owns a 17.5% interest.

ENTITY:  Alternative Benefit Management, Inc.

ENTITY FORM: a Nevada corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC, Inc. owns all of the outstanding common stock.

ENTITY:  American Hampden Joint Venture

ENTITY FORM: a Texas joint venture

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 98% interest.

ENTITY:  American National County Mutual Insurance Company

ENTITY FORM:  a Texas insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Managed by American National Insurance Company.

ENTITY:  American National de Mexico Compania de Seguras de Vida, S.A. de C.V.

ENTITY FORM: a Mexico insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: ANMEX International, Inc. owns 99.9%, and ANMEX International Services, Inc. owns 0.10%.

ENTITY:  American National of Delaware Corporation

ENTITY FORM:  a Delaware corporation (inactive)

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  American National Financial Corporation

ENTITY FORM: a Texas corporation (inactive)

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  American National Financial Corporation (Delaware)

ENTITY FORM: a Delaware corporation (inactive)

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  American National Financial Corporation (Nevada)

ENTITY FORM: a Nevada corporation (inactive)

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  American National General Insurance Company

ENTITY FORM: a Missouri insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  American National Property and Casualty Holding Company, LLC

ENTITY FORM: a Nevada limited liability company

OWNERSHIP OR OTHER BASIS OF CONTROL: 75% owned by American National Insurance Company; 25% owned by Comprehensive Investment Services, Inc.

ENTITY:  American National Insurance Service Company

ENTITY FORM: a Missouri corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  American National Life Insurance Company of Texas

ENTITY FORM: a Texas insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  American National Lloyds Insurance Company

ENTITY FORM:  a Texas corporation

OWNERSHIP OR OTHER BASIS FOR CONTROL: Managed by ANPAC Lloyds Insurance Management, Inc.

ENTITY: American National Promotora de Ventas, S.A. de C.V.

ENTITY FORM: a Mexico marketing company

OWNERSHIP OR OTHER BASIS OF CONTROL: ANMEX International, Inc. owns 99.9%, and ANMEX International Services, Inc. owns 0.10%.

ENTITY:  American National Property and Casualty Company

ENTITY FORM: a Missouri insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Holding Company, LLC.

ENTITY:  American National Reinsurance Company

ENTITY FORM: a Nevis corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 60% owned by American National Insurance Company.

ENTITY:  AN/WRI Partnership, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: Eagle AN, L. P. owns an 80% limited partnership interest.

ENTITY:  ANDV 97, Inc.

ENTITY FORM: a Texas company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of ANTAC, Inc.

ENTITY:  ANIND TX, Inc.

ENTITY FORM: a Texas corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: ANDV 97, Inc. owns 100%.

ENTITY:  ANMEX International, Inc.

ENTITY FORM: a Nevada corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  ANMEX International Services, Inc.

ENTITY FORM: a Nevada corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  ANPAC General Agency of Texas

ENTITY FORM: a Texas corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  ANPAC Lloyds Insurance Management, Inc.

ENTITY FORM:  a Texas corporation

OWNERSHIP OR OTHER BASIS FOR CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  ANPAC Louisiana Insurance Company

ENTITY FORM: a Louisiana corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of ANPAC.

ENTITY:  ANREM Corporation

ENTITY FORM: a Texas corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of Securities Management and Research, Inc.

ENTITY:  ANTAC, Inc.

ENTITY FORM: a Texas corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  Beechwood Business Park Joint Venture.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANDV 97, Inc. owns a 50% limited partnership interest.

ENTITY:  Comprehensive Investment Services, Inc.

ENTITY FORM: a Nevada corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  Eagle 99, Inc.

ENTITY FORM: a Nevada corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of ANTAC, Inc.

ENTITY:  Eagle AN, L. P.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: Eagle 99, Inc. owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

ENTITY:  Eagle Ind., L. P.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

ENTITY:  Eagle/WHTV, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANIND TX, Inc. owns a 50% limited partnership interest.

ENTITY:  Farm Family Casualty Insurance Company

ENTITY FORM: a New York insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Farm Family Holdings, Inc.

ENTITY:  Farm Family Financial Services, Inc.

ENTITY FORM: a New York corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Farm Family Holdings, Inc.

ENTITY:  Farm Family Holdings, Inc.

ENTITY FORM: a Delaware corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 0.7% owned by Comprehensive Investment Services, Inc.; 94.3% owned by American National Holdings, LLC; 5% owned by TMNY Investments, LLC.

ENTITY:  Farm Family Life Insurance Company

ENTITY FORM: a New York insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Farm Family Holdings, Inc.


ENTITY:  Garden State Life Insurance Company

ENTITY FORM: a Texas insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  Gateway Park Joint Venture

ENTITY FORM: a Texas joint venture

OWNERSHIP OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. has a 50% interest.

ENTITY:  Harbour Title Company

ENTITY FORM: a Texas corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. owns 50% of the outstanding stock.

ENTITY:  Hicks, Muse, Tate & Furst Equity Fund III, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  I-10 Westview Partnership

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANDV 97, Inc. owns a 50% interest.

ENTITY:  IAH 97 Joint Venture

ENTITY FORM: a Texas general partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANDV 97, Inc. has a 50% interest.

ENTITY:  Kearns Building Joint Venture

ENTITY FORM: a Texas joint venture

OWNERSHIP OR OTHER BASIS OF CONTROL: American National owns a 85% interest.

ENTITY:  Lincolnshire Equity Fund, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  Lincolnshire Equity Fund II, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  Loudin Medical L.L.C. #1

ENTITY FORM: a Maryland limited liability company

OWNERSHIP OR OTHER BASIS OF CONTROL: ANIND TX, Inc. owns a 50% interest.

ENTITY:  Pacific Property and Casualty Company

ENTITY FORM: a California corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Property and Casualty Company.

ENTITY:  Panther Creek Limited Partnership

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest.

ENTITY:  PCO Corporate Drive Limited Partnership

ENTITY FORM: a North Carolina limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: Eagle AN, L.P. owns a 1% interest.

ENTITY:  Preston 121 Partners, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANIND TX, Inc. owns a 50% limited partnership interest.

ENTITY:  R.A.A.B. of W. Va., Inc.

ENTITY FORM: a West Virginia corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Rural Agency and Brokerage, Inc.

ENTITY:  Rural Agency and Brokerage, Inc.

ENTITY FORM: a New York corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Farm Family Casualty Insurance Company.

ENTITY:  Rural Insurance Agency and Brokerage of Massachusetts, Inc.

ENTITY FORM: a Massachusetts corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Rural Agency and Brokerage, Inc.

ENTITY:  Rural Agency and Brokerage of New Hampshire, Inc.

ENTITY FORM: a New Hampshire corporation

OWNERSHIP OR OTHER BASIS OF CONTROL: 25% owned by Rural Agency and Brokerage,
Inc.

ENTITY:  Rutledge Partners, L.P.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 32% interest.

ENTITY: Securities Management and Research, Inc.

ENTITY FORM: a Florida corporation - a registered broker-dealer and investment adviser

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly-owned subsidiary of American National Insurance Company.

ENTITY:  Servicios de Administracion American National, S.A. de C.V.

ENTITY FORM: a Mexico administrative services company

OWNERSHIP OR OTHER BASIS OF CONTROL: ANMEX International Services, Inc. owns 99.9%, ANMEX International, Inc. owns 0.10%.

ENTITY:  SM&R Investments, Inc.

ENTITY FORM:  a Maryland corporation - registered investment company

OWNERSHIP OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Also, American National Insurance Company and Securities Management and Research, Inc. own stock of the Company.

ENTITY:  South Shore Harbour Development, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: ANTAC, Inc. owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

ENTITY:  Standard Life and Accident Insurance Company

ENTITY FORM: an Oklahoma insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: Wholly owned subsidiary of American National Insurance Company.

ENTITY:  Starvest Partners, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  TCV IV, L.P.

ENTITY FORM: a Delaware limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  Third and Catalina, Ltd.

ENTITY FORM: a Texas limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 49% limited partnership interest.

ENTITY:  Thomas Weisel Capital Partners, L.P.

ENTITY FORM: a limited partnership

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a limited partnership interest.

ENTITY:  Timbermill, Ltd.

ENTITY FORM: a Texas joint venture

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest.

ENTITY:  TMNY Investments, LLC

ENTITY FORM: a Texas limited liability company

OWNERSHIP OR OTHER BASIS OF CONTROL: American National Insurance Company owns approximately 17%; American National Property and Casualty Company owns approximately17%; approximately 66% owned by employees..

ENTITY:  Town and Country Joint Venture

ENTITY FORM: a Texas joint venture

OWNERSHIP OR OTHER BASIS OF CONTROL: ANDV 97, Inc. owns a 50% limited partnership interest.

ENTITY:  United Farm Family Insurance Company

ENTITY FORM: a New York insurance company

OWNERSHIP OR OTHER BASIS OF CONTROL: 100% owned by Farm Family Life Insurance Company.